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                                                                       EXHIBIT 1

Number                                                                    Shares

                       [LOGO OF AMERICAN MEDSERVE CORPORATION]

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE FOR                                           CUSIP 027448 10 9
CERTAIN DEFINITIONS

This Certifies that


is the registered holder of

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR
                                  VALUE $.01 EACH OF

                            AMERICAN MEDSERVE CORPORATION

transferable on the books of American Medserve Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented are issued and shall be subject to all of the provisions of the Articles of Incorporation and the By-laws of American Medserve Corporation and all amendments thereto, copies of which are on file with the Transfer Agent. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of American Medserve Corporation and the facsimile signatures of its duly authorized officers.

Dated:

    /s/ Charles R. Wallace             /s/ Timothy L. Burfield
    ----------------------             -----------------------
    Charles R. Wallace                 Timothy L. Burfield
    Assistant Secretary                President

                       [SEAL OF AMERICAN MEDSERVE CORPORATION]

                   COUNTERSIGNED:
                                 -------------------------------
                                       [City, State]
    BY                                 TRANSFER AGENT and REGISTRAR

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                                                  AUTHORIZED SIGNATURE

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    The Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations or restrictions of such preferences and/or rights. Requests may be directed to the Assistant Secretary of American Medserve Corporation, 184 Shuman Blvd., Suite 200, Naperville, Illinois 60563.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    UNIF GIFT MIN ACT                 CUSTODIAN
                      ------                    --------
                      (Cust)                     (Minor)
                                       Under Uniform Gift to Minors
                                            Act -
                                                 -------------------------
                                                           (State)
    TEN COM - as tenants in common
    TEN ENT - as tenants by the entireties
    JT TEN - as joint tenants with right of survivorship and not as tenants in common

    UNIF TRANS MIN ACT                 CUSTODIAN
                       ------                    --------
                       (Cust)                    (Minor)
                                       Under Uniform Transfers to Minors
                                            Act -
                                                 -------------------------
                                                           (State)

    Additional abbreviations also may be used though not in the above list.

    For Value Received,             hereby sell, assign and transfer unto
                        -----------
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                        Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                   as Attorney,
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to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Date
    ----------------                         -----------------------------------
                                            SIGNATURE

                                  NOTICE    THE SIGNATURE TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT
                                            OR ANY CHANGE WHATEVER.